UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            November 26, 2010

AURORA GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24393	13-3945947
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

C/- Coresco AG, Level 3, Gotthardstrasse 20, Zug, Switzerland	6304
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including the area code:	(+41) 7887-96966

(Former name or former address, if changed from last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION

SECTION 1.   Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

 SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Aurora Gold Corporation (the “Company”) is pleased to announce the appointment of Mr. Agustin Gomez de Segura to the Board of Directors and to the Company’s Audit Committee. Mr. Gomez de Segura also serves as President and CEO of Cigma Metals Corporation.  He was awarded a Diploma in Engineering in Physical Chemistry from the Moscow Technological University "MISA" (former Moscow Institute for Steel and Alloys). Mr. Gomez de Segura also completed 4 years of a Doctorate in Metal's Physics at Moscow Technological University.

Mr. Gomez de Segura has had several senior roles in publicly listed companies. Mr. Gomez de Segura's positions both past and present include: Director for Labtam Information & Scientific Instruments (Australia) from 1983 till 1990. Chairman of Advisory Board of Alina Bank (Russia) from 1994 till 1997. President of the biotechnology company Soil Biogenics Limited, a company listed on the Pink Sheets in the United States.

SECTION 6. Asset-Backed Securities

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.
None

(b)	Pro forma financial information.
None

(c)	Shell company transactions.
None

(d)	Exhibits.
None

Exhibit	Description of Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report on Form 8-K dated November 26, 2010 to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA GOLD CORPORATION

Date: November 26, 2010	by:	/s/ Lars Pearl
Lars Pearl
President, CEO and Director